                                                                   Exhibit 10.80

================================================================================

                              AMENDED AND RESTATED
                         MASTER LEASE AND DEED OF TRUST
                      THIS DOCUMENT SECURES FUTURE ADVANCES

                           Dated as of March 25, 2003

                                     between

                           SELCO SERVICE CORPORATION,
        doing business in California as "Ohio SELCO Service Corporation", as Lessor

                                       and

                            LAM RESEARCH CORPORATION,
                                    as Lessee

         To the extent, if any, that this Master Lease and Deed of Trust constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Master Lease and Deed of Trust may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by Key Corporate Capital Inc., as the Administrative Agent, on or following the signature page hereof. This counterpart is NOT the original counterpart.

================================================================================

                                TABLE OF CONTENTS

SECTION                                                HEADING                                                     PAGE
ARTICLE I DEFINITIONS...........................................................................................     1

ARTICLE II MASTER LEASE.........................................................................................     2

         Section 2.1. Acceptance and Lease of Property..........................................................     2

         Section 2.2. Acceptance Procedure......................................................................     2

         Section 2.3. Lease Term................................................................................     2

         Section 2.4. Title.....................................................................................     2

ARTICLE III PAYMENT OF RENT.....................................................................................     2

         Section 3.1. Rent......................................................................................     2

         Section 3.2. Payment of Rent...........................................................................     3

         Section 3.3. Supplemental Rent.........................................................................     3

         Section 3.4. Method of Payment.........................................................................     3

ARTICLE IV QUIET ENJOYMENT; RIGHT TO INSPECT....................................................................     3

         Section 4.1. Quiet Enjoyment...........................................................................     3

         Section 4.2. Right to Inspect..........................................................................     4

ARTICLE V NET LEASE, ETC........................................................................................     4

         Section 5.1. Net Lease.................................................................................     4

         Section 5.2. No Termination or Abatement...............................................................     5

ARTICLE VI SUBLEASES AND ASSIGNMENTS............................................................................     5

         Section 6.1. Subletting................................................................................     5

         Section 6.2 Assignment.................................................................................     6

ARTICLE VII LESSEE ACKNOWLEDGMENTS..............................................................................     6

         Section 7.1. Condition of the Property.................................................................     6

         Section 7.2. Risk of Loss..............................................................................     7

ARTICLE VIII POSSESSION AND USE OF THE PROPERTY, ETC............................................................     7

         Section 8.1. Utility Charges...........................................................................     7

         Section 8.2. Possession and Use of the Property........................................................     7

         Section 8.3. Compliance with Requirements of Law and Insurance Requirements............................     7

ARTICLE IX MAINTENANCE AND REPAIR; RETURN.......................................................................     7

         Section 9.1. Maintenance and Repair; Return............................................................     7

ARTICLE X MODIFICATIONS, ETC....................................................................................     8

         Section 10.1. Modifications, Substitutions and Replacement.............................................     8

         Section 10.2. Notice to the Lessor and Administrative Agent............................................     9

ARTICLE XI DISCHARGE OF LIENS; EASEMENTS........................................................................     9

         Section 11.1. Discharge of Liens.......................................................................     9

         Section 11.2. Grants and Releases of Easements; Lessor Waivers.........................................    10

ARTICLE XII PERMITTED CONTESTS..................................................................................    11

         Section 12.1. Permitted Contest........................................................................    11

ARTICLE XIII INSURANCE..........................................................................................    11

         Section 13.1. Required Insurance.......................................................................    11

         Section 13.2. Insurance Coverage.......................................................................    12

ARTICLE XIV CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS....................................................    13

         Section 14.1. Risk of Loss, Damage or Destruction......................................................    13

         Section 14.2. Casualty and Condemnation................................................................    13

         Section 14.3. Environmental Matters....................................................................    15

         Section 14.4. Notice of Environmental Matters..........................................................    16

ARTICLE XV TERMINATION OF LEASE.................................................................................    16

         Section 15.1. Partial Termination Upon Certain Events..................................................    16

         Section 15.2. Partial Termination Procedures...........................................................    16

ARTICLE XVI EVENTS OF DEFAULT...................................................................................    17

         Section 16.1. Lease Events of Default..................................................................    17

         Section 16.2. Remedies.................................................................................    19

         Section 16.3. Waiver of Certain Rights.................................................................    22

         Section 16.4. Deed of Trust Remedies...................................................................    23

         Section 16.5. Excess Proceeds; Return of Properties....................................................    23

ARTICLE XVII LESSOR'S RIGHT TO CURE.............................................................................    23

         Section 17.1. The Lessor's Right to Cure the Lessee's Lease Defaults...................................    23

ARTICLE XVIII PURCHASE PROVISIONS...............................................................................    24

         Section 18.1. Purchase of Properties...................................................................    24

         Section 18.2. Expiration Date Purchase Obligation......................................................    24

         Section 18.3. Acceleration of Purchase Obligation......................................................    25

         Section 18.4. Failure to Elect Options.................................................................    25

ARTICLE XIX [INTENTIONALLY OMITTED].............................................................................    25

ARTICLE XX REMARKETING OPTION...................................................................................    25

         Section 20.1. Option to Remarket.......................................................................    25

         Section 20.2. Procedures During Remarketing............................................................    26

         Section 20.3. Remedies for Failed Remarketing..........................................................    28

         Section 20.4. No Sale of Property......................................................................    29

         Section 20.5. Return of Excess Amounts.................................................................    29

ARTICLE XXI PROCEDURES RELATING TO PURCHASE OR REMARKETING OPTIONS..............................................    30

         Section 21.1. Provisions Relating to the Exercise of Purchase Option or
                 Obligation and Conveyance upon Remarketing; Conveyance upon Certain
                 Other Events...................................................................................    30

ARTICLE XXII ESTOPPEL CERTIFICATES..............................................................................    31

         Section 22.1. Estoppel Certificates....................................................................    31

ARTICLE XXIII ACCEPTANCE OF SURRENDER...........................................................................    31

         Section 23.1. Acceptance of Surrender..................................................................    31

ARTICLE XXIV NO MERGER OF TITLE.................................................................................    32

         Section 24.1. No Merger of Title.......................................................................    32

ARTICLE XXV INTENT OF THE PARTIES...............................................................................    32

         Section 25.1. Ownership of the Properties..............................................................    32

ARTICLE XXVI MISCELLANEOUS......................................................................................    33

         Section 26.1. Severability; Perpetuities; Etc..........................................................    33

         Section 26.2. Amendments and Modifications.............................................................    33

         Section 26.3. No Waiver................................................................................    33

         Section 26.4. Notices..................................................................................    33

         Section 26.6. Headings and Table of Contents...........................................................    33

         Section 26.7. Counterparts.............................................................................    34

         Section 26.8. Governing Law............................................................................    34

         Section 26.9. Original Lease...........................................................................    34

         Section 26.10. Time of Essence.........................................................................    34

         Section 26.11. Liability Limited.......................................................................    34

Exhibit A - Form of Lease Supplement

                              AMENDED AND RESTATED
                         MASTER LEASE AND DEED OF TRUST
                      THIS DOCUMENT SECURES FUTURE ADVANCES

         THIS AMENDED AND RESTATED MASTER LEASE AND DEED OF TRUST (this "Master Lease"), dated as of March 25, 2003 between LAM RESEARCH CORPORATION, a Delaware corporation, as Lessee and whose principal offices are located at 4650 Cushing Parkway, Fremont, California 94538 (the "Lessee") and SELCO SERVICE CORPORATION, an Ohio corporation, an Ohio corporation, doing business in California as "Ohio SELCO Service Corporation", whose principal offices are located at c/o KeyCorp Leasing, 66 South Pearl Street, Albany, New York 12207 (the "Lessor").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), among the Lessee, the Lessor, Key Corporate Capital Inc., and each other holder from time to time of the Notes, as Lenders (herein, the "Lenders"), and Key Corporate Capital Inc., as Administrative Agent (in such capacity, and together with its successors and assigns, the "Administrative Agent") the Lenders and the Lessor have agreed to finance the acquisition of the Properties;

         WHEREAS, on the initial Acquisition Date Lessor shall acquire from IBJTC Leasing Corporation-BSC, a New York corporation ("IBJTC") the real property commonly known as 4300-4400 Cushing Parkway, Fremont, California and more particularly described in the Lease Supplement attached hereto as Exhibit A, subject to that certain Master Lease and Mortgage dated as of March 27, 1996 between IBJTC, as owner, and Lessee, as lessee (as previously amended, the "IBJTC Lease");

         WHEREAS, as contemplated by Section 19 of the IBJTC Lease, Lessee has elected to renew the term thereof and Lessee and IBJTC have agreed upon the terms of such renewal;

         WHEREAS, this Master Lease shall fully amend, replace and restate the IBJTC Lease;

         WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, the Property specified in each Lease Supplement; and

         WHEREAS, the Properties will be subject to the terms of this Master Lease and the Lease Supplements;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the IBJTC Lease is hereby amended and restated in its entirety as follows:

Lam Research Corporation                       Amended and Restated Master Lease

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1. Definitions; Interpretation. Capitalized terms used but not otherwise defined in this Master Lease have the respective meanings specified in Appendix A to the Participation Agreement; and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Master Lease.

                                   ARTICLE II

                                  MASTER LEASE

         Section 2.1. Acceptance and Lease of Property. Subject to the terms and conditions set forth herein and in the Participation Agreement, including without limitation the satisfaction or waiver of the conditions set forth in Article VI thereof, the Lessor hereby agrees to accept, pursuant to the terms of the Participation Agreement, delivery on each Acquisition Date of a Property from one or more third parties designated by the Lessee and simultaneously to demise and lease to the Lessee hereunder and under the relevant Lease Supplement for the Lease Term, the Lessor's interest in such Property and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Lease Term the interest of the Lessor in such Property identified in the applicable Lease Supplement.

         Section 2.2. Acceptance Procedure. The Lessee hereby agrees that the execution and delivery by it of a Lease Supplement on or as of each Acquisition Date shall, without further act, constitute the irrevocable acceptance by the Lessee of the Property set forth in such Lease Supplement for all purposes of this Master Lease and the other Operative Documents on the terms set forth therein and herein, and that such Property shall be deemed to be included in the leasehold estate of this Master Lease and shall be subject to the terms and conditions of this Master Lease as of the Acquisition Date thereof.

         Section 2.3. Lease Term. The Lease Term of this Master Lease for each Property shall commence on (and include) the Acquisition Date of such Property and end on (but exclude) the Expiration Date.

         Section 2.4. Title. Each Property is leased to the Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, all Liens) and all applicable Requirements of Law. The Lessee shall not in any event have any recourse against the Lessor for any defect in or exception to title to any Property or leasehold interest therein other than resulting from Lessor Liens attributable to the Lessor.

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Lam Research Corporation                       Amended and Restated Master Lease

                                   ARTICLE III

                                 PAYMENT OF RENT

         Section 3.1. Rent. (a) During the Lease Term, the Lessee shall pay Basic Rent to the Lessor on each Scheduled Payment Date, on the date required under Section 20.2(h) in connection with the Lessee's exercise of the Remarketing Option and, with respect to any Property, on any date on which this Master Lease shall terminate with respect to such Property.

         (b) Neither the Lessee's inability or failure to take possession of all or any portion of any Property when delivered by the Lessor, nor the inability or failure of the Lessor to deliver all or any portion of any Property to the Lessee on the Acquisition Date therefor, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor, or for any other reason whatsoever, shall delay or otherwise affect such Lessee's obligation to pay Rent for such Property in accordance with the terms of this Master Lease.

         Section 3.2. Payment of Rent. Rent shall be paid absolutely net to each Person entitled thereto, so that this Master Lease shall yield to such Person the full amount thereof, without setoff, deduction or reduction.

         Section 3.3. Supplemental Rent. The Lessee shall pay to the Lessor or any other Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor and such other Persons shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due for the period from the due date until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Master Lease or in the Participation Agreement, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge, to the extent incurred as a result of such failure on the part of the Lessee, any fine, penalty, interest or cost which may be assessed or added against any Participant by a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         Section 3.4. Method of Payment. Each payment of Rent payable by the Lessee to the Lessor under this Master Lease or any other Operative Document shall be made by the Lessee to the Administrative Agent as assignee of the Lessor under the Assignment of Lease and Rent (or, if all Loans and all other amounts owing to the Lenders under the Loan Agreement and the other Operative Documents have been paid in full and all Commitments of the Lenders have been permanently terminated, to the Lessor) prior to 2:00 p.m., New York City time to the Account in immediately available funds consisting of lawful currency of the United States of America on the date when such payment shall be due.

Lam Research Corporation                       Amended and Restated Master Lease

                                   ARTICLE IV

                        QUIET ENJOYMENT; RIGHT TO INSPECT

         Section 4.1. Quiet Enjoyment. Subject to the terms of each of the Operative Documents, the Lessee shall peaceably and quietly have, hold and enjoy each Property for the Lease Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor with respect to any matters arising from and after the Acquisition Date. Such right of quiet enjoyment is independent of, and shall not affect the rights of the Lessor or any assignee thereof otherwise to initiate legal action to enforce, the obligations of the Lessee under this Master Lease.

         Section 4.2. Right to Inspect. During the Lease Term, the Lessee shall upon reasonable notice (except that no notice shall be required if a Lease Event of Default has occurred and is continuing), and from time to time, permit the Administrative Agent, any Participant, and their respective authorized representatives to inspect any Property subject to this Master Lease during normal business hours, and the Lessee will, upon the request of the Administrative Agent or any Participant, make available to such Person the books and records of the Lessee relating to such Property; provided that all such inspections shall be at the sole expense of the Administrative Agent or such Participant, as the case may be, unless a Lease Event of Default shall have occurred and is continuing, in which case such inspection shall be at the sole expense of the Lessee.

                                    ARTICLE V

                                 NET LEASE, ETC.

         Section 5.1. Net Lease. This Master Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Master Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of any Property or any part thereof, or the failure of any Property to comply with all Requirements of Law, including any inability to occupy or use any Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with the construction on or any use of any Property or any part thereof including eviction; (iv) any defect in title of or rights to any Property or any Lien on such title or rights or on any Property; (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Administrative Agent or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Administrative Agent, any Participant or any other Person, or any action taken with respect to this Master Lease by any

Lam Research Corporation                       Amended and Restated Master Lease

trustee or receiver of the Lessee, the Administrative Agent, any Participant or any other Person, or by any court in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Administrative Agent, any Participant, or any vendor, manufacturer, contractor of or for any Property; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Master Lease, of any other Operative Document or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Master Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by the Lessee, the Administrative Agent, any Participant or all of them; (xi) any action by any court, administrative agency or other Governmental Authority; or (xii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The Lessee's agreement in this Section 5.1 shall not affect any claim, action or right the Lessee may have against the Lessor or any other Participants. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Documents, and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Master Lease.

         Section 5.2. No Termination or Abatement. The Lessee shall remain obligated under this Master Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Master Lease (except as provided herein), notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Participant, or any action with respect to this Master Lease which may be taken by any trustee, receiver or liquidator of any Participant or by any court with respect to any Participant. The Lessee hereby waives, to the extent permitted by law, all right (i) to terminate or surrender this Master Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. The Lessee shall remain obligated under this Master Lease in accordance with its terms and the Lessee hereby waives, to the extent permitted by law, any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Master Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Master Lease and the Lease Supplements.

                                   ARTICLE VI

                            SUBLEASES AND ASSIGNMENTS

         Section 6.1. Subletting. The Lessee may sublease a Property or any portion thereof to any Person; provided, however, that: (a) no sublease or other relinquishment of possession of any Property shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Master Lease and each Lease Supplement; (b) each sublease of such Property shall expressly be made subject to and subordinate to this Master Lease and the related Lease Supplement and to the rights of the Lessor hereunder and thereunder; (c) each sublease shall expressly provide for the surrender of

Lam Research Corporation                       Amended and Restated Master Lease

the Property or portion thereof by the applicable sublessee at the election of the Administrative Agent or the Lessor (as applicable) after the occurrence of a Lease Event of Default; (d) each sublease shall expressly provide for termination prior to the Expiration Date unless the Lessee elects to purchase all of the Properties pursuant to Section 18.1; and (e) the use or uses under any sublease shall be such that they shall not impair the value or utility of such Property, as certified by a Responsible Officer of the Lessee; provided that such certification shall not be binding on the Lessor in the event the Lessee elects the Remarketing Option.

         Section 6.2 Assignment. During the Lease Term, the Lessee may assign to any Subsidiary or Affiliate of the Lessee at any time, in whole or in part, any of its right, title or interest in, to or under the Lease or any portion of any Property; provided that no such assignment shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Master Lease and each Lease Supplement. No such assignment shall be effective unless
(a) made pursuant to assignment and assumption documents in form and substance satisfactory to the Lessor and the Lenders, (b) an opinion of counsel to the assignee is delivered to the Lessor and the Lenders as to the due authorization, execution and delivery, and the enforceability of such assignment and such other matters as the Lessor and the Lenders may request, (c) the use or uses of any such assignee shall be such that they do not impair the value or utility of such Property, as certified by a Responsible Officer of the Lessee; provided that such certification shall not be binding on the Lessor in the event the Lessee elects the Remarketing Option, and (d) the Lessee or such assignee shall have made all filings and taken all other actions necessary or desirable to preserve and protect the rights and interests of the Lessor, the Administrative Agent and the Lenders under the Operative Documents, all at the Lessee's sole cost and expense. The Lessee shall notify the Lessor promptly, and in any event not less than thirty (30) days prior to, the date of such assignment, and provide the Lessor and the Lenders with the terms of such proposed assignment.

                                   ARTICLE VII

                             LESSEE ACKNOWLEDGMENTS

         Section 7.1. Condition of the Property. THE LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH THE LESSOR WILL OWN AND HOLD TITLE TO EACH PROPERTY, THE LESSEE IS SOLELY RESPONSIBLE FOR SUCH PROPERTY AND ANY ALTERATIONS OR MODIFICATIONS. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS-IS, WHERE IS, AND WITH ALL FAULTS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE ADMINISTRATIVE AGENT, THE LESSOR OR ANY LENDER AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF OR ON THE APPLICABLE ACQUISITION DATE. NEITHER THE ADMINISTRATIVE AGENT, NOR THE LESSOR NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS ATTRIBUTABLE TO SUCH PERSON),

Lam Research Corporation                       Amended and Restated Master Lease

VALUE, SUITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF) AND NEITHER THE ADMINISTRATIVE AGENT, NOR THE LESSOR NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS ATTRIBUTABLE TO SUCH PERSON) OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

         Section 7.2. Risk of Loss. During the Lease Term the risk of loss of or decrease in the enjoyment and beneficial use of each Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee and the Lessor shall not in any event be answerable or accountable therefor.

                                  ARTICLE VIII

                    POSSESSION AND USE OF EACH PROPERTY, ETC.

         Section 8.1. Utility Charges. The Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on each Property during the Lease Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee.

         Section 8.2. Possession and Use of each Property. The Lessee covenants that each Property shall be used as an office facility or an assembly and research and development facility, as applicable, and applying standards of use no lower than the standards applied by the Lessee or its Affiliates for other comparable properties owned or leased by the Lessee or its Affiliates. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of each Property as contemplated by this Master Lease and each Lease Supplement. The Lessee shall not commit or permit any waste of any Property or any part thereof.

         Section 8.3. Compliance with Requirements of Law and Insurance Requirements. Subject to the terms of Article XII relating to permitted contests, the Lessee, at its sole cost and expense, shall (a) comply in all respects with all Requirements of Law (including all Environmental Laws) and Insurance Requirements relating to each Property, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XX, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of each Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of each Property and for the use, operation, maintenance, repair and restoration of the Improvements.

Lam Research Corporation                       Amended and Restated Master Lease

                                   ARTICLE IX

                         MAINTENANCE AND REPAIR; RETURN

         Section 9.1. Maintenance and Repair; Return. (a) The Lessee, at its sole cost and expense, shall maintain each Property in as good condition as when delivered to the Lessee hereunder (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether ordinary or extraordinary or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements and in no event applying standards of maintenance lower than the standards applied by the Lessee in the operation and maintenance of other comparable properties owned or leased by the Lessee or its Affiliates.

         (b) The Lessor shall not under any circumstances be required to build any improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Master Lease or the applicable Lease Supplement or maintain any Property in any way. The Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of any Property or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Lease Term.

         (c) The Lessee shall, upon the expiration or earlier termination of this Master Lease with respect to each Property (other than as a result of the Lessee's purchase of the Property from the Lessor as provided herein), vacate and surrender such Property to the Lessor in the condition required by this Master Lease.

         (d) The Lessee hereby waives any and all rights it may have (i) under Section 1941 of the California Civil Code, (ii) to make repairs at Lessor's expense or to vacate the Property as set forth in Section 1942 of the California Civil Code or (ii) any similar rights under any other Applicable Law.

                                    ARTICLE X

                               MODIFICATIONS, ETC.

         Section 10.1. Modifications, Substitutions and Replacement. During the Lease Term, the Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to such Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided, however, that:

                  (a) except for any Modification required to be made pursuant to a Requirement of Law (a "Required Modification"), no Modification shall be made if it would adversely affect the marketability, value, utility or useful life of such Property or any part thereof from that which existed immediately prior to such Modification;

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Lam Research Corporation                       Amended and Restated Master Lease

                  (b) the Modification shall be done in a good and workmanlike manner;

                  (c) the Modification shall comply with all Insurance Requirements and all Requirements of Law (including all Environmental
         Laws) applicable to such Modification, including the obtaining of any necessary permits;

                  (d) subject to the terms of Article XII relating to permitted contests, Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within thirty (30) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification;

                  (e) such Modifications shall comply with Sections 8.3 and 9.1(a); and

                  (f) the Lessee shall be required to obtain the prior written approval (which approval shall not be unreasonably withheld) of the Lessor and the Administrative Agent with respect to any structural alterations (other than Required Modifications) that shall cost in excess of 20% of the Property Cost of such Property.

         All Modifications shall remain part of the realty and shall be subject to this Master Lease and the applicable Lease Supplement(s) and title thereto shall immediately vest in the Lessor. So long as no Lease Event of Default has occurred and is continuing, the Lessee may place upon any Property any trade fixtures, machinery, equipment, inventory or other property belonging to the Lessee or third parties and may remove the same at any time during the Lease Term, subject, however, to the terms of Section 9.1(a); provided, however, that any trade fixtures placed on a Property do not impair the marketability, value, utility or useful life of such Property; provided, further, however, that the Lessee shall keep and maintain at each Property and shall not remove from any Property any Equipment (except for removal in connection with the maintenance, repair or replacement of such Equipment).

         Section 10.2. Notice to the Lessor and Administrative Agent. If the Lessee reasonably expects the cost of any Modification to exceed 20% of the Property Cost of the relevant Property, the Lessee shall deliver to the Lessor and the Administrative Agent a brief written narrative of the work to be performed in connection with such Modification prior to making such Modification and an Officer's Certificate stating that such work when completed will not impair the marketability, value, utility or useful life of the Property.

                                   ARTICLE XI

                          DISCHARGE OF LIENS; EASEMENTS

         Section 11.1. Discharge of Liens. (a) The Lessee agrees that except as otherwise provided herein and subject to the terms of Article XII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly (and in any event within sixty (60) days after notice thereof is received by the Lessee from any Person) discharge (or cause the same to be insured or otherwise bonded over) at its sole cost and expense, any Lien,

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Lam Research Corporation                       Amended and Restated Master Lease

defect, attachment, levy, title retention agreement or claim upon any Property or any Lien, attachment, levy or claim with respect to any amounts held by the Lessor or the Administrative Agent pursuant to this Master Lease as collateral security for the Lessee's obligations or pending performance by the Lessee, other than (i) Permitted Property Liens, and (ii) Liens on machinery, equipment, inventory, general intangibles and other personal property not financed by the proceeds of the Loans or Lessor Amounts.

         (b) Nothing contained in this Master Lease shall be construed as constituting the consent or request of the Lessor, the Administrative Agent or any Lender, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR NOR THE ADMINISTRATIVE AGENT NOR ANY LENDER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING ANY PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR, THE ADMINISTRATIVE AGENT OR ANY LENDER IN AND TO ANY PROPERTY.

         Section 11.2. Grants and Releases of Easements; Lessor Waivers. So long as no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles VII, IX and X and Section 8.3 hereof, the Lessor hereby consents in each instance to the following actions by the Lessee, in the name and stead of the Lessor, but at the Lessee's sole cost and expense:
(a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of any Property or burdening any Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of any Property; (c) if required by applicable Governmental Authority, the dedication or transfer of unimproved portions of any Property for road, highway or other public purposes; (d) the execution of amendments to any covenants and restrictions affecting any Property; and (e) the execution or release of any similar agreement; provided, however, that in each case (i) such grant, release, dedication, transfer or amendment does not impair the value, utility or remaining useful life of any Property, (ii) such grant, release, dedication, transfer or amendment is, in the Lessee's judgment, reasonably necessary in connection with the use, maintenance, alteration or improvement of any Property, (iii) such grant, release, dedication, transfer or amendment will not cause any Property or any portion thereof to fail to comply with the provisions of this Master Lease or any other Operative Document or fail to comply in any respect with all Requirements of Law (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements), (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment have been obtained, and all filings required prior to such action have been made, (v) the Lessee shall remain obligated under this Master Lease and each of the Lease Supplements in accordance with their respective terms, as though such grant, release, dedication, transfer or amendment had not been effected, and (vi) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication, transfer or amendment. Without limiting the effectiveness of the foregoing, provided that no Lease Event

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of Default shall have occurred and be continuing, the Lessor shall, upon the request of Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any Person permitted under this Section 11.2, including landlord waivers with respect to any of the foregoing.

                                   ARTICLE XII

                               PERMITTED CONTESTS

         Section 12.1. Permitted Contests. If, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law or any Lien, encumbrance, levy, attachment or encroachment relating to any Property shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee, or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law or remove or discharge any Lien, encumbrance, levy, attachment or encroachment but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not (in the reasonable opinion of the Lessor, the Administrative Agent and the Lenders) involve (A) any risk of criminal liability being imposed on the Lessor, the Administrative Agent or any Lender for failure to comply therewith or (B) any risk of (1) foreclosure, forfeiture or loss of any Property, or any part thereof, or (2) the nonpayment of Rent or (C) any substantial risk of (1) the creation of any Lien (other than a Permitted Property Lien) on any part of any Property, (2) civil liability being imposed on the Lessor, the Administrative Agent, any Lender or any Property unless the Lessee shall have otherwise bonded or secured such amounts in a manner satisfactory to the Lessor, the Administrative Agent and the Lenders, as the case may be, or (3) enjoinment of, or interference with, the use, possession or disposition of any Property in any respect.

         Neither the Lessor, the Administrative Agent nor any Lender shall be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Law requires that such proceedings be brought by or in the name of such party; and in that event such party will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) the Lessee has not elected the Remarketing Option, and (ii) the Lessee pays all related expenses and indemnifies such party (in a manner satisfactory to such party) with respect to such proceedings.

                                  ARTICLE XIII

                                    INSURANCE

         Section 13.1. Required Insurance. (a) Liability Insurance. During the Lease Term for each Property, the Lessee shall procure and carry commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on such Property and such other public liability coverages as are ordinarily procured by the Lessee or its Affiliates

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Lam Research Corporation                       Amended and Restated Master Lease

who own or operate similar properties, but in any case shall provide liability coverage of at least $50,000,000 per occurrence. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by the Lessee or such Affiliates with respect to similar properties that they own or lease. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor, the Administrative Agent and any Lender may have in force.

         (b) Worker's Compensation Laws. The Lessee shall, in connection with any Modifications and the operation of the Properties, comply with the applicable workers' compensation laws.

         (c) Hazard and Other Insurance. During the Lease Term for each Property, Lessee shall keep, or cause to be kept, each Property insured against loss or damage by fire, windstorm, environmental risks and other risks (and during any Modification, builders' all-risk insurance) on terms and in amounts that are no less favorable than insurance covering other similar properties owned or leased by the Lessee or its Affiliates; provided that the Lessee shall also obtain (i) with respect to any Property located at a site that shall have been assigned a seismic zone factor of 4 under the Uniform Building Code published from time to time by the International Conference of Building Officials, coverage for earthquake (provided such coverage is maintained by owners of similar properties and in accordance with normal industry practice), and (ii) with respect to any Property located within an area identified as a special flood hazard area by the Federal Emergency Management Agency, coverage for flood. Lessor acknowledges that Lessee does not currently maintain earthquake insurance. Subject to the last sentence of this Section 13.1(c) and the terms of Section 14.2, all insurance proceeds in respect of any loss or occurrence for which the proceeds related thereto are (i) less than or equal to $3,000,000, in the absence of the occurrence and continuance of a Lease Event of Default, shall be adjusted by and paid to the Lessee for application toward the reconstruction, repair or refurbishment of such Property, and (ii) greater than $3,000,000 shall be adjusted by the Lessee and the Lessor working together to jointly resolve such insurance claim (unless a Lease Event of Default has occurred and is continuing, in which case such proceeds shall be adjusted solely by the Lessor) and held by the Lessor for application in accordance with Article XIV.

         (d) Deductibles. During the Lease Term, the insurance required to be obtained by the Lessee under this Section 13.1 may be subject to such deductible amounts and self-insured retentions as is consistent with the Lessee's or its Affiliates' practice for other properties similar to the Properties owned or leased by the Lessee or its Affiliates; provided that such deductible amounts and self-insured retentions shall not exceed $1,000,000 with respect to the insurance required by Section 13.1(a) and $1,000,000 with respect to the insurance required by Section 13.1(c). Such insurance may be carried under blanket policies maintained by or on behalf of the Lessee so long as such policies otherwise comply with the provisions of this Section 13.1.

         Section 13.2. Insurance Coverage. During the Lease Term for each Property the Lessee shall cause the insurance required to be maintained by the Lessee under Section 13.1(a) or 13.1(c), to comply with the provisions of this
Section 13.2. All insurance required under Section 13.1 shall be at the sole cost and expense of the Lessee.

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Lam Research Corporation                       Amended and Restated Master Lease

         (a) On each Acquisition Date the Lessee shall furnish the Lessor and the Administrative Agent with certificates showing the insurance required under Section 13.1 to be in effect. Such certificates shall include a provision for no less than thirty (30) days' advance written notice by the insurer to the Lessor and the Administrative Agent in the event of cancellation or reduction of such insurance.

         (b) The Lessee agrees that the insurance policy or policies required by Section 13.1(a) shall (i) name the Administrative Agent, the Lessor and each Lender as additional insureds (including any maintained in connection with the construction of any Modifications), and (ii) include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor, the Administrative Agent and the Lenders and their respective rights under and interests in such policies shall not be invalidated or reduced by any act or omission (including breach of warranty) or negligence of the Lessee or any other Person having any interest in the Property. The Lessee hereby waives any and all such rights against the Lessor, the Administrative Agent and the Lenders to the extent of payments made under such policies. All insurance policies required by Section 13.1(c) shall name the Administrative Agent as loss payee pursuant to a standard mortgagee loss payee endorsement.

         (c) All such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies and which shall have a rating by A.M. Best's Key Rating Guide of not less than "A" and a "Financial Performance Rating" of at least "VIII" and shall be otherwise reasonably acceptable to the Lenders and the Lessor.

         (d) The Lessee shall pay at its sole cost and expense as they become due all premiums for the insurance required by this Article XIII, and shall renew or replace each policy prior to the expiration date thereof. During the Lease Term the Lessee shall, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), deliver to the Lessor and the Administrative Agent certificates of insurance evidencing that all insurance required by this Article XIII is being maintained by the Lessee and is in effect. Such certificates shall include a provision for no less than thirty (30) days' advance written notice by the insurer to the Administrative Agent and the Lessor in the event of cancellation or any material reduction of such insurance.

                                   ARTICLE XIV

                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

         Section 14.1. Risk of Loss, Damage or Destruction. At all times during the Lease Term for each Property, the Lessee bears all risk of loss, damage, theft, taking, destruction, confiscation, requisition or commandeering, partial or complete, of or to such Property or any part thereof, however caused or occasioned, such risk to be borne by the Lessee from the Acquisition Date for such Property and continuing until such Property has been returned to the Lessor in accordance with the provisions of this Master Lease or has been purchased by the

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Lam Research Corporation                       Amended and Restated Master Lease

Lessee or another Person in accordance with the provisions of this Master Lease. The Lessee agrees that no occurrence specified in the preceding sentence shall impair, in whole or in part, any obligation of the Lessee under this Master Lease, including the obligation to pay Rent.

         Section 14.2. Casualty and Condemnation. (a) Insurance Proceeds and Condemnation Awards. Subject to the provisions of Section 13.1 hereof and this
Article XIV, (x) if all or a portion of any Property is damaged or destroyed in whole or in part by a Casualty during the Lease Term for such Property, any insurance proceeds payable with respect to such Casualty shall be adjusted by and paid directly to the Lessee, or if received by the Administrative Agent or any Participant, shall be paid over to the Lessee for the reconstruction, refurbishment and repair of the affected Property, and (y) if the use, access, occupancy, easement rights or title to any Property or any part thereof is the subject of a Condemnation during the Lease Term for such Property, then any award or compensation relating thereto shall be adjusted by and paid to the Lessee; provided, however, that, in each case, if (A) any Lease Default shall have occurred and be continuing, or (B) such Casualty or Condemnation is an Event of Loss or (c) the amount of such proceeds, award or compensation equals or exceeds $2,000,000, then such award, compensation or insurance proceeds shall be adjusted jointly by the Lessee and the Lessor and paid directly to the Administrative Agent (as assignee of the Lessor) or, if received by the Lessee, shall be held in trust for the Participants and shall be paid over by the Lessee to the Administrative Agent, to be distributed by the Administrative Agent as follows: (x) in the case of a Lease Default, such amounts shall be distributed in accordance with Section 7.6(b) of the Participation Agreement or held as additional security for the Lessee's obligations, and (y) in the case of an Event of Loss, such amounts shall, in the Lessor's and the Administrative Agent's reasonable discretion, either (1) be paid to the Lessee for the repair and restoration of such Property in accordance with Section 14.2(d) or (2) be applied toward the payment of the applicable Property Cost of the affected Property and related amounts on the applicable Partial Termination Date in accordance with Section 15.1, and (z) in the case of proceeds, awards or compensation equal to or in excess of $2,000,000, such amounts shall be paid to and held by the Administrative Agent and, so long as no Lease Default shall have occurred and be continuing, paid to the Lessee upon completion of the repair and restoration of such Property.

         (b) Participation in Proceedings. The Lessee may appear at its own cost and expense in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any Casualty or Condemnation with respect to any Property and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor and the Administrative Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Master Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

         (c) Notices of Casualty or Condemnation. In the event of any Casualty with respect to any Property for which the reasonable anticipated cost of restoration equals or exceeds 5% of the Property Cost of such Property or of an actual, pending or threatened Condemnation of any material interest in the Property, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Lenders and the Administrative Agent promptly after the receipt of such notice.

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Lam Research Corporation                       Amended and Restated Master Lease

         (d) Repair. If this Master Lease shall continue in full force and effect with respect to any Property following a Casualty or Condemnation affecting such Property which occurs at any time during the Lease Term thereof, then the Lessee shall, so long as such repair may reasonably be expected to be completed with due diligence prior to Expiration Date, at its sole cost and expense (utilizing insurance proceeds and condemnation awards as contemplated hereby; provided, however, that, if any award, compensation or insurance payment is not sufficient to restore such Property in accordance with this clause (d), the Lessee shall pay the shortfall), promptly and diligently repair any damage to such Property caused by such Casualty or Condemnation in conformity with the requirements of Article XIII and Sections 8.3, 9.1 and 10.1 using the Plans and Specifications for such Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting such Property and all Applicable Law) so as to restore such Property to at least the same or similar condition, operation, function and value as existed immediately prior to such Casualty or Condemnation with such Modifications as the Lessee may elect in accordance with
Section 10.1. In such event, title to such Property shall remain with the Lessor subject to the terms of this Master Lease. Upon completion of such restoration, the Lessee shall furnish to the Lessor and the Administrative Agent a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Master Lease.

         (e) Obligations Continue. In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 3.1 hereof or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to Articles XVIII and XX hereof.

         (f) Excess Casualty/Condemnation Proceeds. Upon the earlier of (x) the date on which all damage to a Property caused by a Casualty or Condemnation shall have been repaired in accordance with Section 14.2(d) and (y) the date on which the Property Cost of the applicable Property and all other amounts due and payable under Section 15.1 shall have been paid to the Administrative Agent in connection with an Event of Loss Purchase, any Net Proceeds received by the Lessor, the Administrative Agent or any Lender in respect of such Casualty or Condemnation, to the extent remaining after any application of such Net Proceeds to the repair or restoration of the applicable Property or to the payment of the Property Cost for such Property and such other amounts, as the case may be (any such Net Proceeds remaining after such application, "Excess Casualty/Condemnation Proceeds"), shall be promptly turned over to the Lessee.

         Section 14.3. Environmental Matters. Promptly upon the Lessee's obtaining knowledge of the existence of an Environmental Violation with respect to any Property the cost of remediation of which the Lessee determines in its reasonable good faith judgment would reasonably be expected to exceed $1,000,000, the Lessee shall notify the Lessor and the Administrative Agent in writing of such Environmental Violation. If the Lessor elects not to terminate this Master Lease with respect to such Property pursuant to Section 15.1, at the Lessee's sole cost and expense, the Lessee shall promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate any such Environmental Violation in accordance with the terms of Section 8.3. The Lessee shall, upon completion of remedial action by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation

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Lam Research Corporation                       Amended and Restated Master Lease

and the actions taken by the Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all respects with applicable Environmental Laws. Each such Environmental Violation shall be remedied prior to the Expiration Date unless the relevant Property has been purchased by the Lessee in accordance with Section 15.1, 18.1 or 18.2. Nothing in this Article XIV shall reduce or limit the Lessee's obligations under Section 13.1, 13.2 or 13.3 of the Participation Agreement.

         Section 14.4. Notice of Environmental Matters. Promptly, but in any event within thirty (30) days from the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Lessor and the Administrative Agent written notice of any notice of any pending or threatened claim, action or proceeding involving any Environmental Laws or any Release on or in connection with any Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor and the Administrative Agent, within thirty (30) days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation in connection with any Property. The Lessee shall also promptly provide such detailed reports of any such environmental claims as may reasonably be requested by any Participant. In the event that the Lessor receives written notice of any pending or threatened claim, action or proceeding involving any Environmental Laws or any Release on or in connection with any Property, the Lessor shall promptly give notice thereof to the Lessee.

                                   ARTICLE XV

                              TERMINATION OF LEASE

         Section 15.1. Partial Termination Upon Certain Events. If, with respect to any Property (any such Property, an "Affected Property"): (a) an Event of Loss occurs or (b) an Environmental Violation occurs or is discovered and the cost of remediation of which the Lessee determines in its reasonable good faith judgment would reasonably be expected to exceed $5,000,000 and in either case the Lessor (at the direction of the Required Participants) shall have given fifteen (15) Business Days' prior written notice (a "Partial Termination Notice") to the Lessee that, as a consequence of such event, (x) the Lease Supplement relating to such Property is to be terminated, and (y) this Master Lease is to be terminated with respect to such Property, then the Lessee shall on the next occurring Scheduled Payment Date (but in any event not later than the Expiration Date), purchase the interest of the Lessor in the Affected Property by paying to the Administrative Agent (as assignee of the Lessor) an amount equal to the sum of (x) the Property Cost of the Affected Property on such date plus (y) all accrued and unpaid Basic Rent due and owing on such date plus (z) all Supplemental Rent due and owing on such date, and the Lessor shall transfer to the Lessee on such date of payment all of the interest of the Lessor in the Affected Property pursuant to the procedures set forth in Section 15.2 hereof.

         Section 15.2. Partial Termination Procedures. On the date of the payment by the Lessee of all amounts required to be paid under Section 15.1, in accordance with the procedures set forth in Section 15.1 (such date, the "Partial Termination Date"), this Master Lease shall terminate with respect to such Affected Property. The Lessor shall take the following actions in respect of

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Lam Research Corporation                       Amended and Restated Master Lease

the applicable Affected Property upon the Administrative Agent's receipt of all amounts due with respect to such Affected Property and all other amounts then due in accordance with Section 15.1:

                  (a) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense (which expenses include, without limitation, the payment of any transfer taxes): (i) a deed with respect to the Affected Property containing representations and warranties regarding the absence of Lessor Liens attributable to the Lessor (but no other representations or warranties), (ii) a bill of sale with respect to the interest of the Lessor in any items of personalty or Equipment on such Affected Property, containing representations and warranties regarding the absence of Lessor Liens attributable to the Lessor (but no other representations or warranties), and (iii) an assignment of any and all other interests of the Lessor in such Affected Property not otherwise conveyed in such deed or bill of sale (which shall include an assignment of all of the right, title and interest of the Lessor in and to any Excess Casualty/Condemnation Proceeds), in each case in recordable form and otherwise in conformity with local custom to the extent consistent with the foregoing scope of the Lessor's representations and warranties;

                  (b) such Affected Property shall be conveyed to the Lessee (or to the Lessee's designee) "AS IS" and in its then present physical condition; and

                  (c) at the request of the Lessee, Net Proceeds with respect to such Affected Property shall be applied against amounts due hereunder, and the Lessor shall convey to the Lessee any Excess Casualty/Condemnation Proceeds with respect to the Affected Property.

                                   ARTICLE XVI

                                EVENTS OF DEFAULT

         Section 16.1. Lease Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

                  (a) (i) the Lessee shall fail to make payment of any Basic Rent upon the same becoming due and payable and such failure shall continue unremedied for a period of three (3) days or (ii) the Lessee shall fail to make payment upon the same becoming due and payable of the Lease Balance, Purchase Option Price, Property Balance, Property Cost or Maximum Recourse Amount or any amounts payable in conjunction with the payment of any of the foregoing including, without limitation, amounts due pursuant to Sections 15.1, 15.2, 18.1, 18.2,
         18.3 or 20.2 hereof; or

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                  (b)      the Lessee shall fail to make payment of any
         Supplemental Rent (other than as specified in clause (a) above) when due and payable within five (5) days after receipt of notice thereof from the party to whom Lessee is obligated to pay such Supplemental Rent; or

                  (c) any insurance required to be maintained by the Lessee pursuant to Article XIII of this Master Lease shall fail to be in effect or the Lessee defaults in the compliance with Sections 10.1(i),
         (j), (k) or (l) of the Participation Agreement; or

                  (d) the Lessee shall fail to observe or perform any term, covenant or condition applicable to it under any Operative Document to which it is a party (other than those described in Section 16.1(a), (b), or (c) hereof) and such failure shall not be remedied within thirty (30) days after notice thereof has been given to the Lessee; provided, that, in the event that such remedy cannot reasonably be completed within such thirty (30) day period, then Lessee shall have such additional time as shall be reasonably necessary, so long as Lessee commences such remedy within such thirty (30) day period and diligently thereafter prosecutes the same to completion, provided, further, in no event shall such period exceed ninety (90) days after such notice; or

                  (e) the Lessee shall fail to observe or perform any term, covenant or condition applicable it under Article XX of this Master Lease after giving written notice to the Lessor and the Administrative Agent of the Lessee's exercise of the Remarketing Option; or

                  (f) any representation or warranty made or expressly deemed made by the Lessee in any Operative Document to which it is a party or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with any Operative Document shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or expressly deemed made; or

                  (g) a "Default" or failure of the Lessee or any Subsidiary of the Lessee to pay when due Indebtedness or Off-Balance Sheet Obligations in an aggregate amount greater than $15,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars); or the default by the Lessee or any Subsidiary of the Lessee in the performance of any term, provision or condition contained in any agreement under which any Indebtedness or Off-Balance Sheet Obligations in an aggregate amount greater than $15,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars) was created or is governed, the effect of which is to cause, or to permit the holder or holders of any Indebtedness or Off-Balance Sheet Obligations to cause, Indebtedness or Off-Balance Sheet Obligations in an aggregate amount greater than $15,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars) to become due prior to its stated maturity; or Indebtedness or Off-Balance Sheet Obligations in an aggregate amount greater than $15,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations

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         denominated in a currency other than Dollars) shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof; or

                  (h) the Lessee or any Material Subsidiary shall (i) have an order for relief entered with respect to it under the Bankruptcy Code or any other bankruptcy, insolvency or other similar law as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) fail to pay, or admit in writing its inability to pay, its debts generally as they become due, (iv) apply for, seek, consent to, or acquiesce in the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial portion of its Property, (v) institute any proceeding seeking an order for relief under the Bankruptcy Code or any other bankruptcy, insolvency or other similar law as now or hereafter in effect or seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under the Bankruptcy Code or any other law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action to authorize or effect any of the foregoing actions or (vii) fail to contest in good faith any appointment or proceeding described in Section 16.1(i) below; or

                  (i) without the application, approval or consent of the Lessee or any Material Subsidiary, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Lessee or any Material Subsidiary or any substantial portion of the Property of any such Person, or a proceeding described in Section 16.1(h)(v) shall be instituted against the Lessee or any Material Subsidiary and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days; or

                  (j) the Lessee or any Subsidiary of the Lessee shall fail within sixty (60) days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $15,000,000 which is not stayed on appeal or otherwise being appropriately contested in good faith; or

                  (k) the Lessee or any other member of the Controlled Group shall fail to pay when due any amount or amounts which it shall have become liable to pay to the PBGC or to any Plan, or any notice of intent to terminate a Plan having aggregate Unfunded Vested Liabilities in excess of $5,000,000 shall be filed by a member of the Controlled Group and/or any Plan administrator, or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any such Plan, or a condition shall exist which would entitle the PBGC to obtain a decree adjudicating that any such Plan must be terminated; or

                  (l) any Operative Document to which the Lessee is a party or any Lien granted by the Lessee under any Operative Document shall, in whole or in part,

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         terminate, cease to be effective against, or (other than as expressly provided therein) cease to be the legal, valid, binding and enforceable obligation of the Lessee other than as permitted under, or pursuant to the terms of, or in connection with a transaction permitted by, any Operative Document; or

                  (m) the Lessee shall directly or indirectly contest the effectiveness, validity, binding nature or enforceability of any Operative Document or any Lien granted under any Operative Document; or any Operative Document shall cease to be a legal, valid and binding obligation of the Lessee or cease to be in full force and effect.

         Section 16.2. Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter, the Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following (and in such order) as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default (including, without limitation, the obligation of the Lessee to purchase all of the Properties as set forth in Section 18.3):

                  (a) The Lessor may (i) declare the entire outstanding Lease Balance to be due and payable together with accrued unpaid Rent and any other amounts payable under the Operative Documents, (ii) declare the Commitments to be terminated, whereupon the same shall be of no further force or effect; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Lessee or any of its Subsidiaries under the Bankruptcy Code, (A) the obligation of each Participant to make Advances shall automatically be terminated and (B) the Advances, all interest and Yield thereon and all other amounts payable under the Operative Documents shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Lessee or (iii) make demand upon the Lessee;

                  (b) The Lessor may, by notice to the Lessee, rescind or terminate this Master Lease as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of any Property (or any portion thereof) by the Lessor (or its agents) will be construed as an election on the Lessor's part to terminate this Master Lease unless a written notice of such intention is given to the Lessee,
         (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Master Lease for a continuing Lease Event of Default, and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of any Property shall be valid unless the same be made in writing and executed by the Lessor;

                  (c) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return all of the Properties promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VII and IX and Section 8.3 hereof as if the Properties were being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith, and

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         (ii) without prejudice to any other remedy which the Lessor may have for possession of the Properties, and to the extent and in the manner permitted by Applicable Law, enter upon the Property and take immediate possession of (to the exclusion of the Lessee) the Properties or any part thereof and expel or remove the Lessee and any other Person who may be occupying any Property, by summary proceedings or otherwise, all without liability to the Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the other damages of the Lessor, the Lessee shall be responsible for all costs and expenses incurred by the Lessor, the Administrative Agent and/or the Lenders in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any alterations or repairs required to be made by the Lessor so that the Properties achieve the standard of condition required by this Master Lease;

                  (d) As more fully set forth in Section 16.4 hereof and in each Lease Supplement (and consistent with the intent of the parties as detailed in Article XXV hereof), the Lessor may exercise all remedies available to a mortgagee, secured party, beneficiary or trustee under law or equity, including, to the extent permitted by law, the right to sell all or any part of the Properties at public or private sale, as the Lessor may determine;

                  (e) The Lessor may, at its option, elect not to terminate this Master Lease and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due to the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Master Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of any Property by the Lessee or re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Master Lease and may make the necessary repairs in order to relet any Property, and relet such Property or any part thereof for such term or terms (which may be for a term extending beyond the Lease Term of this Master Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable; and upon each such reletting, all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder and under the other Operative Documents in the manner provided in
         Section 7.6(a) or (c), as applicable, of the Participation Agreement. If such rentals received from such reletting during any period are less than the Rent to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Administrative Agent on the next Scheduled Payment Date;

                  (f) Unless all of the Properties have been sold in their entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under clause (c), (d) or (e) of this Section 16.2 with respect to any or all of the Properties or any portions thereof, demand, by written notice to the Lessee specifying a date not earlier than twenty (20) days after the date of such notice, that the Lessee purchase, on the date specified in such notice, all of the unsold Properties in accordance with the provisions of Article XXI and Section 18.2;

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                  (g)      The Lessor may exercise any other right or remedy
         that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's rights to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;

                  (h) The Lessor may retain and apply against the Lease Balance all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Master Lease; or

                  (i) The Lessor, to the extent permitted by Applicable Law, as a matter of right and with notice to the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of any part of each Property, and the Lessee hereby irrevocably consents to any such appointment. Any such receivers shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of the applicable Property unless such receivership is sooner terminated.

         The Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement shall prejudice or in any manner affect the Lessor's right to realize upon or enforce any other security now or hereafter held by the Lessor, it being agreed that the Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor in such order and manner as the Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor. In no event shall the Lessor, in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to the Lessor, or the appointment of a receiver and the entry of such receiver onto all or any part of the Properties), be deemed a "mortgagee in possession," and the Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         If requested by the Lessor in connection with the exercise of its remedies pursuant to this Section 16.2, the Lessee hereby agrees to enter into an operating agreement with respect to the

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Properties in connection therewith to serve as the operator of the Properties on market terms established in good faith and reasonably acceptable to the Lessor.

         Section 16.3. Waiver of Certain Rights. (a) To the maximum extent permitted by law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of any Property or any interest therein, (b) if this Master Lease shall be terminated pursuant to Section 16.2, the Lessee waives, to the fullest extent permitted by law, (i) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (ii) any right of redemption, re-entry or repossession;
(iii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (iv) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVI.

         Section 16.4. Deed of Trust Remedies. Without limiting any other remedies set forth in this Master Lease, and also, without limiting the generality of Article XXV hereof, the Lessor may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder or under the Lease Supplements, or (to the extent permitted by law) for the sale of each Property, pursuant to a power of sale, or against the Lessee on a recourse basis for the Lease Balance, or for the specific performance of any covenant or agreement contained herein or in aid of the execution of any power granted herein, or for the appointment of a receiver pending any foreclosure hereunder (or under the Lease Supplements) or the sale of any Property, or for the enforcement of any other appropriate legal or equitable remedy. The Lessor shall have all rights available to a beneficiary under a deed of trust or a secured party under the laws of the state where the relevant Property is located, including, without limitation, all rights granted under the specific statutes referenced in each Lease Supplement, if any (each such statute, as amended, is hereinafter referred to as a "Mortgage Foreclosure Act"). In the event that any provisions of this Master Lease shall be inconsistent with any Mortgage Foreclosure Act, the provisions of such Mortgage Foreclosure Act shall take precedence over such provision of this Master Lease, but shall not invalidate or render unenforceable any other provision of this Master Lease that can be construed in a manner consistent with such Mortgage Foreclosure Act. If any provision of this Master Lease shall grant the Lessor any rights or remedies upon default of the Lessee which are more limited than the rights that would otherwise be vested in the Lessor under such Mortgage Foreclosure Act in the absence of such provision, the Lessor shall be vested with the rights granted in such Mortgage Foreclosure Act to the full extent permitted by law. The Lessee agrees that the agreements of the Lessee herein contained shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purpose of any suit brought under this subparagraph, the Lessee hereby waives, to the fullest extent permitted by law, the defense of laches and any applicable statute of limitations. In the event of foreclosure, the Lessee authorizes and empowers the Lessor to effect insurance upon the Properties in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor, to cancel any or all existing insurance policies required to be maintained under this Master Lease.

         Section 16.5. Excess Proceeds; Return of Properties. If, pursuant to the exercise by the Lessor of its remedies pursuant to Section 16.2 or 16.4, the Lessor shall have received an amount

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equal to the Lease Balance, then the Lessor shall promptly remit to the Lessee any excess amounts received by the Lessor and, at the sole cost and expense of the Lessee, transfer to the Lessee (or its designee) all of the Lessor's remaining right, title and interest (if any) in the Properties in accordance with Section 21.1.

                                  ARTICLE XVII

                             LESSOR'S RIGHT TO CURE

         Section 17.1. The Lessor's Right to Cure the Lessee's Lease Defaults. The Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by
Article XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon any Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor as Supplemental Rent.

                                  ARTICLE XVIII

                               PURCHASE PROVISIONS

         Section 18.1. Purchase of Properties. Subject to the conditions contained herein, and without limitation of the Lessee's purchase obligation pursuant to Section 18.2 or 18.3, the Lessee shall have the irrevocable option on any Scheduled Payment Date during the Lease Term to purchase all, but not less than all, of the Properties subject to this Master Lease (the "Purchase Option") at a price equal to the aggregate Lease Balance on the date of such purchase (the "Purchase Option Price"). The Lessee's exercise of its option pursuant to this Section 18.1 shall be subject to the following conditions:

                  (i) the Lessee shall have delivered a Purchase Notice to the Lessor and the Administrative Agent not less than thirty (30) days prior to such purchase, specifying the date of such purchase; and

                  (ii) the Lessee shall not have delivered (or, if delivered, shall not have failed to rescind) a written notice of the Lessee's exercise of the Remarketing Option pursuant to Section 20.1(a).

         If the Lessee exercises its option pursuant to this Section 18.1 then, upon the Administrative Agent's receipt of all amounts due in connection therewith, the Lessor shall transfer to the Lessee or its designees all of the Lessor's right, title and interest in and to the Properties in accordance with the procedures set forth in Section 21.1(a), such transfer to be

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effective as of the date specified in the Purchase Notice. The Lessee may designate, in a notice given to the Lessor and the Administrative Agent not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Master Lease, including, without limitation, the obligation to pay to the Lessor the Lease Balance on the date specified in the Purchase Notice.

         Section 18.2. Expiration Date Purchase Obligation. Unless (a) the Lessee shall have properly exercised its option pursuant to Section 18.1 and purchased all of the Properties pursuant thereto, or (b) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the requirements of Article XX, then, subject to the terms, conditions and provisions set forth in this Article, and in accordance with the terms of
Section 21.1(a), the Lessee (or its designee) shall purchase from the Lessor, and the Lessor shall convey to the Lessee (or its designee), on the Expiration Date all of the interest of the Lessor in all of the Properties for an amount equal to the Lease Balance. The Lessee may designate, in a notice given to the Lessor and the Administrative Agent not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Master Lease, including, without limitation, the obligation to pay the Lessor the Lease Balance on such Expiration Date.

         Section 18.3. Acceleration of Purchase Obligation. The Lessee shall be obligated to purchase for an amount equal to the Lease Balance all of the interest of the Lessor in all of the Properties (notwithstanding any prior election to exercise its Purchase Option pursuant to Section 18.1) automatically and without notice upon the occurrence of any Lease Event of Default described in clause (i) of Section 16.1. Any purchase under this Section 18.3 shall be in accordance with the procedures set forth in Section 21.1(a).

         Section 18.4. Failure to Elect Options. IN THE EVENT THE LESSEE FAILS TO ELECT AN OPTION WITH RESPECT TO A PROPERTY UNDER SECTION 18.1 OR 20.1 AT LEAST 180 DAYS PRIOR TO THE END OF THE LEASE TERM THEN IN EFFECT, THE LESSEE WILL BE DEEMED TO HAVE ELECTED TO PURCHASE SUCH PROPERTY PURSUANT TO SECTION 18.2.

                                   ARTICLE XIX

                             [INTENTIONALLY OMITTED]

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                                   ARTICLE XX

                               REMARKETING OPTION

         Section 20.1. Option to Remarket. Subject to the fulfillment of each of the conditions set forth in this Section 20.1 and Section 20.2 (collectively, the "Return Conditions"), the Lessee shall have the option (the "Remarketing Option") to remarket and complete the sale of all, but not less than all, of the Properties for the Lessor.

         The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions and the provisions of Section 20.2 as of the dates set forth below:

         (a) On the date not later than one hundred eighty (180) days prior to the Expiration Date, the Lessee shall give to the Lessor and the Administrative Agent written notice of the Lessee's exercise of the Remarketing Option.

         (b) Not later than one hundred and twenty (120) days prior to the Expiration Date, the Lessee shall deliver to the Lessor an Environmental Audit for each Property. Each Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's discretion and shall contain conclusions satisfactory to the Lessor as to the environmental status of such Property. If any such Environmental Audit indicates any exceptions calling for a Phase Two environmental assessment, the Lessee shall have also delivered prior to the Expiration Date a Phase Two environmental assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Law.

         (c) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, no Lease Event of Default or Lease Default shall exist, and, thereafter, no Lease Event of Default or Lease Default shall occur.

         (d) The Lessee shall have completed all Modifications, restoration and rebuilding of each Property pursuant to Sections 10.1 and 14.2 (as the case may be) and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to such Sections, in each case prior to the date on which the Lessor receives the Lessee's notice of the Lessee's intention to exercise the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. Lessee shall have also paid the cost of all Modifications commenced prior to the Expiration Date. Lessee shall not have been excused pursuant to Section 12.1 from complying with any Applicable Law that involved the extension of the ultimate imposition of such Applicable Law beyond the Expiration Date. Any Permitted Property Liens (other than Lessor Liens) on each Property that were contested by Lessee shall have been removed and the Lessor shall have received evidence satisfactory to it that all Liens (other than Lessor Liens and uncontested Permitted Property Liens of the type described in clauses (i), (vii), (ix) and (x) of the definition thereof) have been removed.

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Lam Research Corporation                       Amended and Restated Master Lease

         Section 20.2. Procedures During Remarketing. (a) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use its best efforts to sell the interest of the Lessor in each Property for which the Remarketing Option has been exercised and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value. The Lessee will be responsible for hiring brokers (if the Lessee so elects) and making each Property available for inspection by prospective purchasers. Lessee shall promptly upon request permit inspection of each Property and any maintenance records relating to each Property by the Lessor, any Participant and any potential purchasers, and the Lessee shall otherwise do all things necessary to sell and deliver possession of each Property to any purchaser. All such marketing of the Properties shall be at the Lessee's sole expense.

         (b) The Lessee shall use best efforts to procure written bids from one or more bona fide prospective purchasers. No such purchaser shall be the Lessee or any Affiliate thereof. Each written offer must specify the Expiration Date as the closing date. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale.

         (c) The Lessee shall submit all bids to the Lessor promptly upon receipt, and the Lessor will have the right to submit any one or more bids. Any sale by the Lessee shall be for the highest cash bid submitted to the Lessor. The Lessor shall determine the highest bid prior to the end of the Marketing Period, but in any event, the Lessor shall have no obligation to approve any bid for any Property unless the highest bid for such Property equals or exceeds the Property Cost for such Property plus all Permitted Sales Costs therefor. All bids shall be on an all-cash basis.

         (d) In connection with any such sale of any Property, the Lessee will provide to the purchaser all customary "seller's" indemnities (including, without limitation, an environmental indemnity to the extent the same are required by the purchaser) and representations and warranties regarding title, absence of Liens (other than Permitted Property Liens of the type described in clause (i), (vii), (viii) or (x) of the definition thereof) and the condition of such Property. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of such Property. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens attributable to the Lessor.

         (e)      Subject to the reimbursement obligations set forth in clause
(h) below, the Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of each Property, whether incurred by the Lessor or the Lessee, including, without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the attorneys' fees of the Lessor, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

         (f) The Lessee shall pay to the Administrative Agent on or prior to the Expiration Date (or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Maximum Recourse Amount for each Property plus all accrued and unpaid Rent (including Supplemental Rent, if any) for each Property and all other amounts hereunder which have

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Lam Research Corporation                       Amended and Restated Master Lease

accrued or will accrue prior to or as of the Expiration Date with respect to each Property, in the type of funds specified in Section 3.4 hereof.

         (g) The Lessee shall pay to the Administrative Agent on or prior to the Expiration Date the amounts, if any, required to be paid pursuant to
Section 13.2 of the Participation Agreement.

         (h) The sale of each Property shall be consummated on the Expiration Date and the gross proceeds (the "Gross Remarketing Proceeds") of the sale of each Property (less any marketing, closing or other costs, prorations or commissions incurred by the Lessor) shall be paid directly to the Administrative Agent. If the sale of any Property is consummated during the Marketing Period, then, upon the Administrative Agent's timely receipt of the Gross Remarketing Proceeds thereof and all other amounts due to the Administrative Agent, the Lessor and the Participants under this Master Lease and the other Operative Documents (including all amounts due pursuant to clause (f) above and Article XIII of the Participation Agreement), the Administrative Agent shall apply such Gross Remarketing Proceeds, first, to the payment of Permitted Sales Costs, and second, as set forth in Section 7.4 of the Participation Agreement. If the Gross Remarketing Proceeds from such sale (if any) of a Property exceeds the sum of
(i) the aggregate Property Balance for such Property being sold as of such date minus the Maximum Recourse Amount, and other amounts paid to Administrative Agent pursuant to clause (f) above for such Property plus (ii) all Permitted Sales Costs with respect to such Property, then the excess shall be paid to the Lessee on the Expiration Date.

         (i) Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor or any Participant in connection with any proposed sale of any Property.

         (j) During the Marketing Period, the obligation of the Lessee to pay Rent (including the installment of Rent due on the Expiration Date) shall continue undiminished until payment in full of the Lease Balance and all other amounts due to the Participants under the Operative Documents to which the Lessee is a party.

         Section 20.3. Remedies for Failed Remarketing. If the Lessee effectively elects the Remarketing Option with respect to any Property and each of the conditions and requirements in Sections 20.1 and 20.2 shall have been satisfied, but nevertheless the Lessee is unable to obtain bids satisfactory to the Lessor, and the sale of a Property is not consummated prior to the end of the Marketing Period, the Lessor shall by written notice to the Lessee choose one or both of the following remedies (which election may be changed at any time):

                  (a) Continue Remarketing Efforts. At the request of the Lessor, the Lessee shall continue to market such Property on behalf of the Lessor for up to an additional six (6) months and at the sole cost and expense of the Lessee (subject to Section 20.2(h) above), and during such extended marketing period continue to comply with the requirements of Articles IX, X, XI, XIII, XIV and XX at the Lessee's sole cost and expense. The Lessor shall by written notice to the Lessee indicate the duration of such extended marketing period (the last day of such period, the "Extended Expiration Date"), and the Lessor shall have the option to accelerate or shorten such Extended Expiration

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Lam Research Corporation                       Amended and Restated Master Lease

         Date at any time. If such Property shall not have been sold prior to the Extended Expiration Date, the Lessor can then elect the remedies available under Section 20.3(b) hereof with respect to such unsold Property.

                  (b) Return. Demand that such unsold Property be returned to the Lessor, whereupon the Lessee shall do each of the following at its own cost and expense:

                           (i) pay the Maximum Recourse Amount, execute and deliver to the Lessor and the Lessor's title insurance company an affidavit as to the absence of any Liens (other than Permitted Property Liens of the type described in clause (i),
                  (vii), (viii) or (x) of the definition thereof), and execute and deliver to the Lessor a statement of termination of this Master Lease to the extent relating to such Property;

                           (ii) transfer possession of such Property to the Lessor or any Person designated by the Lessor, by surrendering the same into the possession of the Lessor or such Person, as the case may be, in the condition required by this Master Lease and in compliance with Applicable Law; and

                           (iii) cooperate fully with the Lessor and/or any Person designated by the Lessor to receive such Property, which cooperation shall include: if requested by the Lessor, subject to the good faith mutual agreement of the Lessor and the Lessee, the entering into a property management agreement with respect to such Property and in connection therewith serving as the property manager of the such Property on market terms established in good faith and reasonably acceptable to the Lessor, providing copies of all books and records regarding the maintenance and ownership of such Property and all non-proprietary data and technical information relating thereto, providing a current copy of the applicable Plans and Specifications, to the extent permitted by Requirements of Law, granting or assigning all assignable licenses necessary for the operation and maintenance of such Property and the seeking and obtaining of all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease.

         Section 20.4. No Sale of Property. If the Lessee effectively elects the Remarketing Option with respect to the Properties and each of the conditions and requirements in Sections 20.1 and 20.2 shall have been satisfied, but nevertheless the Lessee is unable to obtain a bid at least equal to the Property Balance during the Remarketing Period or any extension thereof pursuant to
Section 20.3(a) and the Properties are not sold (due either to the Lessor's rejection of any bids or the failure to obtain any bids), there shall not be deemed to be a Lease Event of Default by virtue of such failure to sell the Properties and the Lessee shall only be obligated to make the payments referred to in Sections 20.2(e), (f) and (g) hereof.

         Section 20.5. Return of Excess Amounts. If, in connection with an effective election of the Remarketing, the Lessee pays the Maximum Recourse Amount and relinquishes its interest in the Properties, in accordance with the provisions hereof and of the other Operative Documents,

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Lam Research Corporation                       Amended and Restated Master Lease

as applicable, and, at any time thereafter, the Administrative Agent shall have received as of any date of determination (whether through the Lessee's payment of such Maximum Recourse Amount, as the case may be, or through the sale or reletting of the Properties to a third party) an amount exceeding the sum of the following: (i) the Property Balance of each Property on the date of such determination, (ii) if such date of determination occurs after the Expiration Date, an Imputed Return on each Participant's outstanding Loans or Lessor Amounts made with respect to each Property, during the period from the Expiration Date to such date of determination, (iii) all costs and expenses (including, without limitation, legal costs and attorneys' fees) of each of the Participants and the Administrative Agent incurred in connection with each Property (including, without limitation, all costs and expenses incurred in connection with any reletting or sale of each Property or any portion thereof) and (iv) all other amounts owing to each of the Participants and the Administrative Agent under the Operative Documents, to the extent relating to each Property or allocable to each Property, then the Administrative Agent (or, as the case may be, the Lessor) shall pay such excess over to the Lessee.

                                   ARTICLE XXI

             PROCEDURES RELATING TO PURCHASE OR REMARKETING OPTIONS

         Section 21.1. Provisions Relating to the Exercise of Purchase Option or Obligation and Conveyance upon Remarketing; Conveyance upon Certain Other Events. (a) In connection with any termination of this Master Lease with respect to any Property pursuant to the terms of Article XV, in connection with the Lessee's purchase of each Property in accordance with Section 18.1 or 18.2 hereof, in connection with the Lessee's Expiration Date Purchase Obligation or obligations under Section 16.2(f) or 18.3 or in connection with the Lessor's receipt of an aggregate amount equal to all amounts set forth in Section 16.5 as set forth in such Section or in connection with any sale pursuant to the Remarketing Option in accordance with Article XX, then, upon the date on which this Master Lease is to terminate and upon tender by the Lessee of the amounts set forth in Article XV, Sections 16.2(f), 16.5, 18.1, 18.2 or 18.3 hereof, as applicable:

                  (i) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense: (x) a quitclaim deed with respect to the relevant Property containing representations and warranties of grantor regarding the absence of Lessor Liens attributable to the Lessor (but no other representations or warranties), (y) a bill of sale with respect to the interest of the Lessor in any items of personalty or Equipment on such Property, containing representations and warranties of grantor regarding the absence of Lessor Liens attributable to the Lessor (but no other representations or warranties), and (z) an assignment of the entire interest of the Lessor in such Property (which shall include an assignment of all of the right, title and interest of the Lessor in and to any Excess Casualty/Condemnation Proceeds), in each case in recordable form and otherwise in conformity with local custom to the extent consistent with the foregoing scope of the Lessor's representations and warranties and free and clear of the Lien of the Lessor Mortgage, the Mortgage and any Lessor Liens attributable to the Lessor;

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Lam Research Corporation                       Amended and Restated Master Lease

                  (ii) such Property shall be conveyed to the Lessee (or to the Lessee's designee) "AS IS" and in its then present physical condition;

                  (iii) Lessor shall convey to the Lessee any Excess Casualty/Condemnation Proceeds with respect to such Property; and

                  (iv) the Lessor shall execute and deliver to the Lessee (or its designee) and the Lessee's title insurance company an affidavit as to the Lessor's title and Lessor Liens attributable to the Lessor and shall execute and deliver to the Lessee a statement of termination of this Master Lease with respect to such Property and termination of the Lease Supplement (if applicable) covering such Property.

         (b) If the Lessee properly exercises the Remarketing Option with respect to a Property pursuant to Article XX and a satisfactory purchaser is located, then the Lessee shall, on the Expiration Date, and at its own cost, transfer possession of such Property to the independent purchaser thereof (unless otherwise agreed to by such purchaser and Lessee), by surrendering the same into the possession of such purchaser, free and clear of all Liens other than Permitted Property Liens of the type described in clause (i), (vii), (viii) or (x) of the definition thereof, in good condition (as modified by Modifications permitted by this Master Lease), ordinary wear and tear excepted, and in compliance with Applicable Law. The Lessee shall cooperate with the Lessor and the independent purchaser(s) of such Property in order to facilitate the purchase by such purchaser of such Property, which cooperation shall include, among other things, the following, all of which the Lessee shall do (or cause to be done) on or before the Expiration Date or as soon thereafter as is reasonably practicable: providing copies of all books and records regarding the maintenance and ownership of such Property and all non-proprietary data and technical information relating thereto; providing a current copy of the Plans and Specifications for such Property; to the extent permitted by any Requirement of Law, granting or assigning all assignable licenses necessary for the operation and maintenance of such Property; and seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease. The Lessor agrees to cooperate and execute such documents as are necessary to facilitate the foregoing.

                                  ARTICLE XXII

                              ESTOPPEL CERTIFICATES

         Section 22.1. Estoppel Certificates. At any time and from time to time upon not less than twenty (20) Business Days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such request, the "Certifying Party") shall furnish to the Requesting Party a certificate signed by an individual having the office of vice president, director or higher certifying that this Master Lease is in full force and effect (or that this Master Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its

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Lam Research Corporation                       Amended and Restated Master Lease

obligations hereunder and, if so, the nature of such alleged default; and such other matters under this Master Lease as the Requesting Party may reasonably request.

         Any such certificate furnished pursuant to this Article XXII may be relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any affiliate thereof).

                                  ARTICLE XXIII

                             ACCEPTANCE OF SURRENDER

         Section 23.1. Acceptance of Surrender. No surrender to the Lessor of this Master Lease or of all or any of the Properties or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all obligations under the Loan Agreement and termination of the Commitments, the Administrative Agent, and no act by the Lessor or any Lender or any representative or agent of the Lessor or any Lender other than a written acceptance, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXIV

                               NO MERGER OF TITLE

         Section 24.1. No Merger of Title. There shall be no merger of this Master Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Master Lease or the leasehold estate created hereby or any interest in this Master Lease or such leasehold estate, (b) the fee estate in any Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in the Lessor.

                                   ARTICLE XXV

                              INTENT OF THE PARTIES

         Section 25.1. Ownership of the Properties. (a) The parties hereto intend that (i) for Lessee's United States' financial accounting purposes, the Lessor will be treated as the owner and lessor of an undivided interest in each Property and the Lessee will be treated as the lessee of each Property leased by it hereunder and (ii) for federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes, (A) the Lease will be treated as a financing arrangement, (B) the Lessor and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amounts and the outstanding principal amount of the Loans, which loans are secured by the Properties and (C) the Lessee will be treated as the owner of each Property and will be entitled to all tax benefits ordinarily available to an owner of properties similar to the Properties for such tax purposes.

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Lam Research Corporation                       Amended and Restated Master Lease

Nevertheless, the Lessee acknowledges and agrees that none of the Administrative Agent, the Lessor, the Arranger or any Lender has made any representations or warranties to the Lessee concerning the tax, Lessee's accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. The parties hereto shall not take any position inconsistent with the intentions expressed herein.

         (b) It is the intent of the parties hereto that this Master Lease grants a security interest and mortgage or deed of trust, as the case may be, on each Property to the Lessor or for the benefit of the Lessor and the other Participants to secure the performance of the Lessee under and payment of all amounts under the Lease and the other Operative Documents all as more specifically set forth in Section 5 of each Lease Supplement.

                                  ARTICLE XXVI

                                  MISCELLANEOUS

         Section 26.1. Severability; Perpetuities; Etc. If any term or provision of this Master Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Master Lease (or any Lease Supplement) and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Master Lease, including any right or option described in Article XIV, XV, XVIII or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Master Lease.

         Section 26.2. Amendments and Modifications. Subject to the requirements, restrictions and conditions set forth in the Participation Agreement, neither this Master Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the parties hereto.

         Section 26.3. No Waiver. No failure by the Lessor, the Administrative Agent, any Participant, or the Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Master Lease, and this Master Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

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Lam Research Corporation                       Amended and Restated Master Lease

         Section 26.4. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of, Section 15.3 of the Participation Agreement.

         Section 26.5. Successors and Assigns. All the terms and provisions of this Master Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 26.6. Headings and Table of Contents. The headings and table of contents in this Master Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 26.7. Counterparts. This Master Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         SECTION 26.8. GOVERNING LAW. THIS MASTER LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW (EXCEPT AS OTHERWISE SET FORTH IN THE LEASE SUPPLEMENT WITH RESPECT TO THE CREATION AND PERFECTION OF THE LIENS AND SECURITY INTERESTS IN EACH PROPERTY AND THE RIGHTS AND REMEDIES OF THE LESSOR AND THE PARTICIPANTS WITH RESPECT TO EACH PROPERTY).

         Section 26.9. Original Lease. The single executed original of this Master Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt thereof of KEY CORPORATE CAPITAL INC., as Administrative Agent for the Lenders therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Master Lease (the "Original Executed Counterpart"). To the extent that this Master Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Master Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         Section 26.10. Time of Essence. With respect to each of the Lessee's obligations and the Lessor's obligations hereunder, time is of the essence, and each such party hereby acknowledges and confirms the foregoing.

         Section 26.11. Liability Limited. The obligations of the Lessor hereunder are subject to the limitations set forth in Section 15.10 of the Participation Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Master Lease to be duly executed and delivered as of the date first above written.

                                 LAM RESEARCH CORPORATION, as Lessee

                                 By /s/ Craig Garber
                                    --------------------------------------------
                                    Name Craig Garber
                                    Its Treasurer and Vice President

                                 SELCO SERVICE CORPORATION, an Ohio
                                    corporation, doing business in California as "Ohio SELCO Service Corporation", as
                                    Lessor

                                 By /s/ Donald C. Davis
                                    --------------------------------------------
                                    Donald C. Davis
                                    Its Vice President

                                                                       EXHIBIT A
                                                                 TO MASTER LEASE
                                                   (CALIFORNIA LEASE SUPPLEMENT)

THIS INSTRUMENT PREPARED BY,
RECORDING REQUESTED BY AND
AFTER RECORDING RETURN TO:

Sean T. Maloney
SCHIFF HARDIN & WAITE
6600 Sears Tower
233 South Wacker Drive
Chicago, Illinois 60606

                          SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE ONLY

NOTICE: THIS INSTRUMENT SECURES FUTURE ADVANCES UNDER A CREDIT FACILITY IN THE AGGREGATE AMOUNT OF $______, THE PRIORITY OF WHICH DATE TO THE RECORDING DATE HEREOF.

NOTICE: THE OBLIGATION THE PERFORMANCE OF WHICH IS SECURED BY THIS DEED OF TRUST PROVIDES FOR A VARIABLE INTEREST RATE.

                            LEASE SUPPLEMENT NO. ____
                        (Memorandum of Lease Supplement,
        Memorandum of Amended and Restated Master Lease and Deed of Trust
              Fixture Filing and Memorandum of Option to Purchase)

         THIS LEASE SUPPLEMENT NO. _______ (Memorandum of Lease Supplement, Memorandum of Master Lease and Mortgage, Fixture Filing and Memorandum of Option to Purchase) (this "Lease Supplement") dated March 25, 2003, between LAM RESEARCH CORPORATION, a Delaware corporation, having its principal office at 4300 Cushing Parkway, Fremont, California 94538 Attention: Craig Garber, as the Lessee, and SELCO SERVICE CORPORATION, an Ohio corporation, doing business in California as "OHIO SELCO SERVICE CORPORATION", as Lessor (the "Lessor"), and whose principal offices are located at c/o KeyCorp Leasing, 66 South Pearl Street, Albany, New York, 12207 and CHICAGO TITLE COMPANY, a California corporation, as trustee (`Trustee"), having its principal office at 110 West Taylor Street, San Jose, California 95110, for the benefit of Lessor and the Lenders ("Beneficiary").

         The Amended and Restated Master Lease and Deed of Trust which this Lease Supplement supplements and of which this Lease Supplement is a memorandum, amends, restates, supercedes and replaces the unrecorded lease with a lease balance of $______________, disclosed by the following recorded documents: (1) Lease Supplement No. 1 (and Memorandum of Lease) between IBJTC Leasing Corporation - BSC, a New York corporation ("IBJTC") and Lessee and recorded in the Official Records of Alameda County, California ("Official Records") on March 29, 1996 as Series No. 96078943, as amended by that certain Amendment to Lease Supplement No. 1 (and Memorandum of Lease), recorded in the Official Records on March 30, 1998 as Series No. 98105908 and (2) Lease Supplement No. 2 (and Memorandum of Lease) between IBJTC and Lessee and recorded in the Official Records on March 29, 1996 as Series No. 96078944.

ATTENTION OF RECORDING OFFICERS: Certain of the Property is or will become "fixtures" (as that term is defined in the California Uniform Commercial Code) on the real estate described in Schedule I attached hereto and this instrument, upon being filed for record in the real estate records, shall operate also as a financing statement upon such of the Property which is or may become fixtures. The Lessee has an interest of record in the Property. This instrument is to be recorded in, among other places, the real estate records of the county in which such property is located.

                              W I T N E S S E T H:

         WHEREAS, the Lessor is the record owner of the land described on
Schedule I attached hereto (the "Subject Land") together with all Improvements which hereafter may be constructed on the Subject Land (the "Subject Improvements" and, together with the Subject Land, the "Subject Property");

         WHEREAS, the Lessor desires to lease the Subject Property to the Lessee and the Lessee wishes to lease the Subject Property from the Lessor;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to enter into this Lease Supplement, as follows:

         1. Certain Terms. Capitalized terms used but not otherwise defined in this Lease Supplement have the meanings specified in Appendix A to the Participation Agreement dated as of March 25, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"), and the rules of interpretation specified in Appendix A to the Participation Agreement shall apply to this Lease Supplement.

         2. Nature of Transaction. (a) The parties intend that (i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and lessor of the respective Properties and the Lessee will be treated as the lessee of such Properties and (ii) for federal, state and local income tax purposes, state real estate and commercial law purposes and bankruptcy purposes, (A) the Lease will be treated as a financing arrangement,
(B) the Lessor and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amounts and the outstanding principal amount of the Loans, which loans are secured by such Properties and
(C) the Lessee will be treated as the owner of such Properties and will be entitled to all tax benefits ordinarily available to an owner of properties like such Properties for such tax purposes.

         (b) It is the intent of the parties hereto that this Lease Supplement grants a security interest and deed of trust, as the case may be, on the Subject Property to the Trustee for the benefit of the Lessor and the Lenders to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents (the "Subject Obligations").

         3.       Subject Property; Memorandum of Lease. Attached hereto as
Schedule I is the description of the Subject Land. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Subject Property shall be subject to the terms and provisions of the Master Lease. The Master Lease is incorporated by reference herein as if set forth herein in its entirety. Subject to the terms and conditions of the Master Lease, the Lessor hereby leases the Subject Property to the Lessee for the Lease Term (as defined below) of this Lease Supplement, and the Lessee hereby agrees with the Lessor to lease the Subject Property from the Lessor for the Lease Term. The Master Lease is dated as of March 25, 2003 and is by and between the Lessor and the Lessee.

         4. Lease Term; Option to Purchase. The term of this Lease Supplement (the "Lease Term") shall begin on the date hereof and shall end on March 24, 2008 (the "Expiration Date"). For and in consideration of good and valuable consideration paid by the Lessee to the Lessor as described in the Master Lease, the Lessor hereby grants to the Lessee the right to purchase the Subject Property during the Lease Term of this Lease Supplement on the terms and subject to the conditions (including, without limitation, payment of the Property Balance thereof) set forth in Section 18.1 of the Master Lease.

         5. Liens and Security Interests. (a) Specifically, without limiting the generality of Section 2, the Lessor and the Lessee intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, any Participant or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Lenders and the Lessor as unrelated third party lenders to the Lessee secured by respective Properties (it being understood that the Lessee hereby deeds, warrants and grants a security interest in the Subject Property (consisting of a fee deed of trust with respect to the Subject Property) WITH POWER OF SALE to the Trustee for the benefit of the Lessor and the Lenders to secure all Lessor Amounts and Loans advanced by the Participants for the acquisition of the respective Properties together with Yield or interest, as applicable, thereon, and all other amounts payable under the Operative Documents in connection therewith, effective on the date hereof).

         (b) Specifically, but without limiting the generality of Section 2, the Lessor and the Lessee further intend and agree that, for the purpose of securing the obligation of the Lessee for the repayment of the above-described loans from the Lessor and the Lenders to the Lessee, (i) the Master Lease and Lease Supplements shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the California Uniform Commercial Code and a real property deed of trust; (ii) the conveyance provided for hereby and in Article II of the Master Lease shall be deemed to be a grant by the Lessee to the Beneficiary of a deed of trust lien and security interest in all of the right, title and interest of the Lessee in and to the Subject Property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property (it being understood that the Lessee hereby deeds and warrants and grants a security interest in the Subject Property and all proceeds thereof to the Lessor to secure all Loans and Lessor Amounts advanced by the Participants for the acquisition of such Properties (the principal amount of which shall not exceed in the aggregate $_____ outstanding at any given time), together with Yield or interest thereon, and all other amounts payable under the Operative Documents in connection therewith) and (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents, goods or tangible chattel paper shall be deemed to be "perfection by possession" for purposes of perfecting the security interest pursuant to Section 9-313 of the California Uniform Commercial Code and the Lessor hereby acknowledges that it holds possession of such instruments, money, negotiable documents, goods or tangible chattel paper for the benefit of the Lessor and the Lenders pursuant to 9-313(c) of the California Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under all Applicable Laws. The Lessor and the Lessee shall, to the extent consistent with the Master Lease and Lease Supplements, take such actions and execute, deliver, file and record such other documents, financing statements and deeds of trust as may be necessary to ensure that, if the Lease was deemed to create a security interest in the Subject Property in accordance with this Section, such security interest would be deemed to be a perfected security interest (subject only to Permitted Property Liens) and will be maintained as such throughout the Lease Term.

         (c) Specifically, but without limiting the foregoing or the generality of Section 2, the Lessee hereby grants to the Trustee, IN TRUST, WITH POWER OF SALE, for the benefit of Beneficiary, all of Lessee's right, title, and interest in and to the following (collectively, the "Mortgaged Property"): (i) the Subject Property and Appurtenant Rights relating thereto and all proceeds, both cash and noncash, thereof; (ii) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, including without limitation the stock in any water company providing water for irrigation of the Subject Property, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Subject Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Subject Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Lessee from any source; (iii) if and to the extent acquired by the Lessee with the proceeds of Advances (and transferred to Lessor by IBJTC), all right, title and interest of the Lessee in all furnishings, furniture, fixtures, machinery, apparatus, Equipment, fittings, appliances, building supplies and materials, vehicles (excluding the Lessee's personal automobiles), chattels, goods, consumer goods, farm products, warranties, chattel paper, documents, accounts, general intangibles, and goodwill related thereto, and all other articles of personal property of every kind and nature whatsoever, tangible or intangible, now heretofore or hereafter acquired and now, heretofore or hereafter (A) arising out of or related to the ownership of the Subject Property, or (B) located in, on or about the Subject Property, or (C) used or intended to be used with or in connection with the construction, use, operation or enjoyment of the Subject Property; (iv) all right, title and interest of the Lessee in any and all leases, rental agreements and arrangements of any sort now or hereafter affecting the Subject Property or any portion thereof and providing for or resulting in the payment of money to the Lessee for the use of the Subject Property or any portion thereof, whether the user enjoys the Subject Property or any portion thereof as tenant for years, licensee, tenant at sufferance or otherwise, and irrespective of whether such leases, rental agreements and arrangements be oral or written, and including any and all extensions, renewals and modifications thereof (the "Subject Leases") and guaranties of the performance or obligations of any tenants or lessees thereunder, together with all income, rents, issues, profits and revenues from the Subject Leases (including all tenant security deposits and all other tenant deposits, whether held by the Lessee or in a trust account, and all other deposits and escrow funds relating to any Subject Leases), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Lessee of, in and to the same; provided, however, that the Lessee shall have a revocable license to collect and apply such rental payments and revenues as provided in the Master Lease and the other Operative Documents; (v) to the extent transferable under any Requirement of Law, all right, title and interest of the Lessee in, to and under all management contracts, service contracts, utility contracts, leases of equipment, documents and agreements relating to the construction of any Improvements (including any and all construction contracts, architectural contracts, engineering contracts, designs, plans, specifications, drawings, surveys, tests, reports, bonds and governmental approvals) and all other contracts, licenses and permits now or hereafter affecting the Subject Property or any part thereof and all guaranties and warranties with respect to any of the foregoing (the "Subject Contracts");
(vi) all right, title and interest of the Lessee in any insurance policies or binders required to be maintained by the Lessee pursuant to the terms of the Master Lease or now or hereafter relating to the Subject Property, including any unearned premiums thereon, as further provided in the Master Lease; (vii) all right, title and interest of the Lessee in any and all awards, payments, proceeds and the right to receive the same, either before or after any foreclosure hereunder, as a result of any temporary or permanent injury or damage to, taking of or decrease in the value of the Subject Property by reason of casualty, condemnation or otherwise as further provided in the Master Lease;
(viii) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action; and (ix) all Modifications, extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing; all of which foregoing items are hereby declared and shall be deemed to be a portion of the security for the indebtedness and Subject Obligations herein described, a portion of the above described collateral being located upon the Subject Land; provided however that, without limiting the foregoing, the Mortgaged Property shall not include any inventory of the Lessee.

         6. Remedies. Without limiting any other remedies set forth herein, in the event that a court of competent jurisdiction rules that each of the Master Lease and this Lease Supplement constitutes a deed of trust or other secured financing with respect to the Subject Property as is the intent of the parties pursuant to Article XXV of the Master Lease, then the Lessor and the Lessee agree that upon a Lessee Event of Default, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for the sale and of written notice of default and of election to cause to be sold the Subject Property which notice Trustee shall cause to be filed for record to the extent required by law. Beneficiary also shall deposit with Trustee the Lease Supplement and all documents evidencing the Lease Balance and expenditures secured hereby.

         After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Lessee, shall sell the Mortgaged Property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Lessee, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale. Lessee shall have all rights available to a Trustor under the laws of the jurisdiction in which the Mortgaged Property is located except to the extent waived in the Operative Documents. Lessee agrees that the agreements of Lessee herein contained shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purpose of any suit brought under this subparagraph, Lessee hereby waives the defense of laches and any applicable statute of limitations.

After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply to proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto. In the event of foreclosure, Lessee authorizes and empowers Trustee or Beneficiary to effect insurance upon the Subject Property in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor, to cancel any or all existing insurance policies. In connection with any sale or sales hereunder, Beneficiary may elect to treat to the fullest extent permitted by law any of the Mortgaged Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property hereunder shall be conducted in any manner permitted by
Section 9604 or any other applicable section of the California Commercial Code. Where the Mortgaged Property consists of real and personal property or fixtures whether or not such personal property is located on or within the real property, Beneficiary may elect in its discretion to exercise its rights and remedies against any or all of the real property, personal property, and fixtures in such order and manner as is now or hereafter permitted by applicable law. Without limiting the generality of the foregoing, Beneficiary may, in its sole and absolute discretion and without regard to the adequacy of its security, elect to proceed against any or all of the real property, personal property and fixtures in any manner permitted under Section 9604(a)(1) of the California Commercial Code; and if Beneficiary elects to proceed in the manner permitted under Section 9604(a)(1)(B) of the

California Commercial Code, the power of sale herein granted shall be exercisable with respect to all or any of the real property, personal property and fixtures covered hereby, as designated by Beneficiary, and the Trustee is hereby authorized and empowered to conduct any such sale of any real property, personal property and fixtures in accordance with the procedures applicable to real property. Where the Mortgaged Property consists of real property and personal property, any reinstatement of the obligation secured hereby, following default and an election by Beneficiary to accelerate the maturity of said obligation, which is made by Beneficiary or any other person or entity permitted to exercise the right of reinstatement under Section 2924c of the California Civil Code or any successor statute, shall not, in accordance with the terms of California Commercial Code Section 9604(a)(3)(C), prohibit Beneficiary from conducting a sale or other disposition of any personal property or fixtures or from otherwise proceeding against or continuing to proceed against any personal property or fixtures in any manner permitted by the California Commercial Code; nor shall any such reinstatement invalidate, rescind or otherwise affect any sale, disposition or other proceedings held, conducted or instituted with respect to any personal property or fixtures prior to such reinstatement or pending at the time of such reinstatement. Any sums paid to Beneficiary in effecting any reinstatement pursuant to Section 2924c of the California Civil Code shall be applied to the secured obligation and to Beneficiary's and Trustee's reasonable costs and expenses in the manner required by Section 2924c. Should Beneficiary elect to sell any portion of the Mortgaged Property which is real property or which is personal property or fixtures that Beneficiary has elected under Section 9604(a)(1)(b) of the California Commercial Code to sell together with real property in accordance with the laws governing a sale of real property, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. Any requirement of the California Commercial Code for reasonable notification shall be met by mailing written notice to Lessee at its address above set forth at least ten (10) days prior to the sale or other event for which such notice is required. Notwithstanding anything to the contrary in this Lease Supplement, Lessee, in accordance with the applicable laws of the State of California and applicable provisions of the California Rules of Procedure, or of any other general or local law or rules or regulations of the State of California relating to deeds of trust does hereby declare and assent to the passage of a decree to sell the Mortgaged Property by the equity court having jurisdiction for the sale thereof and the Trustee appointed by such decree of court shall have, subject to the terms of the decree of court, the same authority and power to sell on the terms and conditions herein set forth. This assent to decree shall not be exhausted in the event the proceeding is dismissed before the indebtedness secured hereby is paid in full.

         7. Non-Responsibility. Nothing contained in this Lease Supplement shall be construed as constituting the consent or request of the Lessor, the Administrative Agent, or any other Participant, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Subject Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR NOR THE ADMINISTRATIVE AGENT NOR ANY LENDER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE SUBJECT PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO

OR AFFECT THE INTEREST OF THE LESSOR, THE ADMINISTRATIVE AGENT OR ANY LENDER IN AND TO THE SUBJECT PROPERTY.

         8. Ratification. The terms and provisions of the Master Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Master Lease and the terms of this Lease Supplement, the terms of the Master Lease shall control.

         9. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

         10. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         11. Maximum Recourse Amount. The percentage applicable to the calculation of the Maximum Recourse Amount for the Subject Property is set forth on Schedule II hereto.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease Supplement as of the date first above written.

                                 LESSEE:

                                 LAM RESEARCH CORPORATION, as Lessee

                                 By ____________________________________________
                                    Name________________________________________
                                    Title_______________________________________

                                 LESSOR:

                                 SELCO SERVICE CORPORATION, an Ohio
                                    corporation, doing business in California as "Ohio SELCO Service Corporation", as
                                    Lessor

                                 By ____________________________________________
                                    Donald C. Davis
                                    Its Vice President

Lam Research Corporation                                 Lease Supplement No. __

STATE OF CALIFORNIA                         )
                                            ) SS.:
COUNTY OF [ALAMEDA]                         )

         I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ___________________, the _______________ of LAM RESEARCH CORPORATION, a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this _____ day of March, 2003.

[NOTARIAL SEAL]

                                                          Notary Public

                                                   _____________________________

                                                       (TYPE OR PRINT NAME)

(SEAL)

Commission Expires:

____________________

Lam Research Corporation                                 Lease Supplement No. __

STATE OF COLORADO                           )
                                            ) SS.:
COUNTY OF ____________                      )

         I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Donald C. Davis, the Vice President of SELCO SERVICE CORPORATION, an Ohio corporation (doing business in California as "Ohio SELCO Service Corporation"), who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this _____ day of March, 2003.

[NOTARIAL SEAL]

                                                          Notary Public

                                                   _____________________________

                                                       (TYPE OR PRINT NAME)

(SEAL)

Commission Expires:

____________________

Lam Research Corporation                                 Lease Supplement No. __

SCHEDULE I
TO LEASE SUPPLEMENT NO. ___

                        LEGAL DESCRIPTION OF SUBJECT LAND

Lam Research Corporation                                 Lease Supplement No. __

                                                                     SCHEDULE II
                                                     TO LEASE SUPPLEMENT NO. ___

                            MAXIMUM RECOURSE AMOUNT(1)

         The Maximum Recourse Amount with respect to the Subject Property is ____% of the Property Cost of the Subject Property.

----------------
(1) Intentionally omit in recorded documents.